UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2009

Exact name of registrant as specified in
Commission	its charter, address of principal executive	IRS Employer
File Number	offices and registrant’s telephone number	Identification Number
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation:  Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Idaho Power Company

Form 8-K

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2009, Idaho Power Company (“IPC”) entered into a Terms Agreement (the “Terms Agreement”) with Wells Fargo Securities, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and SunTrust Robinson Humphrey, Inc., as purchasers, whereby Idaho Power Company agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $130,000,000 aggregate principal amount of Idaho Power Company’s First Mortgage Bonds, Secured Medium-Term Notes, Series H, 4.50% Series due 2020 (the “Bonds”).  The Bonds are expected to be issued on November 20, 2009, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated April 3, 2008, between IPC and each of Banc of America Securities LLC, BNY Capital Markets, Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Lazard Capital Markets LLC, Piper Jaffray & Co., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The Terms Agreement is filed as Exhibit 1.1 hereto.  The Selling Agency Agreement was previously filed as an exhibit to IPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2008.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Number	Description

1.1

Terms Agreement dated November 17, 2009 between Idaho Power Company and Wells Fargo Securities, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and SunTrust Robinson Humphrey, Inc., as purchasers

5.1	Opinion of Rex Blackburn, Esq., dated November 17, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

5.2	Opinion of Dewey & LeBoeuf LLP, dated November 17, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

23.1	Consent of Rex Blackburn, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 2009

IDAHO POWER COMPANY

By:	/s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -
Administrative Services and
Chief Financial Officer

INDEX TO EXHIBITS

Number	Description

1.1

Terms Agreement dated November 17, 2009 between Idaho Power Company and Wells Fargo Securities, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and SunTrust Robinson Humphrey, Inc., as purchasers

5.1	Opinion of Rex Blackburn, Esq., dated November 17, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

5.2	Opinion of Dewey & LeBoeuf LLP, dated November 17, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

23.1	Consent of Rex Blackburn, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)